                                                                   Exhibit 10.17


                                  LEASE BETWEEN

                 HANSON PALMER II ASSOCIATES LIMITED PARTNERSHIP

                                       AND

                         TRI-COM COMPUTER SERVICES, INC.





                                                                           Dated
                                        Building MBC "B" 4451-S Parliament Place
                                                                Lanham, Maryland

-NET-

                                       TABLE OF CONTENTS

 1.      Access .....................................................................10
 2.      Accord and Satisfaction ....................................................16
 3.      Amendment ..................................................................14
 4.      Applicable Law .............................................................17
 5.      Assignment, Letting, Subletting ............................................07
 6.      Attorney's Fees ............................................................14
 7.      Binding Effect .............................................................14
 8.      Broker's Indemnification ...................................................17
 9.      Building Services ..........................................................04
10.      Casualty ...................................................................06
11.      Construction Conditions ....................................................09
12.      Condemnation ...............................................................09
13.      Entire Agreement ...........................................................18
14.      Estoppel Certificate .......................................................15
15.      Hazardous Material .........................................................11
16.      Hold Over Tenancy ..........................................................14
17.      Improvements and Alterations by Tenant .....................................06
18.      Insurance; Indemnity .......................................................04
19.      Landlord's Reserved Rights .................................................15
20.      Liens and Insolvency .......................................................08
21.      Limitations of Landlord's Liability ........................................15
22.      Notices ....................................................................14
23.      Occupancy: Lease Commencement Date .........................................09
24.      Parking ....................................................................10
25.      Quiet Enjoyment, Inability to Perform ......................................13
26.      Relocation .................................................................08
27.      Removal of Property ........................................................13
28.      Rent .......................................................................02
29.      Repairs ....................................................................05
30.      Riders and Attachments .....................................................15
31.      Rules and Regulations ......................................................10
32.      Security Deposit............................................................03
33.      Severability ...............................................................16
34.      Signs ......................................................................11
35.      Subordination ..............................................................17
36.      Tenant's Default ...........................................................12
37.      Tenant's Property...........................................................06
38.      Terms and Definitions ......................................................01
39.      Time .......................................................................17
40.      Uses .......................................................................02
41.      Utilities ..................................................................03
42.      Waiver .....................................................................16
43.      Waiver of Subrogation ......................................................05

 Exhibit A                                         Floor Plan
 Exhibit B                                         Site Plan
 Exhibit C                                         Parking Plan
 Exhibit D                                         Estimated Operating Costs
 Exhibit E                                         HVAC Maintenance Schedule
 Exhibit F                                         Option to Renew
 Exhibit G                                         Right of First Offer

                                      LEASE

This Lease is made between Tri-Com Computer Services, Inc. , whose address is 4870 Walden Lane, Lanham, Maryland 20706 (Tenant"), and Hanson Palmer II Associates Limited Partnership, whose address is 4601 Forbes Boulevard, Suite 100, Lanham, Maryland 20706, ("Landlord") on this day____ of ____ , 1998.


1.      TERMS AND DEFINITIONS

        A. "Leased Premises" shall mean the 8,826 square foot area as described in Exhibit A attached hereto and made a part hereof.

        B. "Building" shall mean the building located at 4451 Parliament Place at the development in Lanham, Maryland.

        C. "Project" shall mean the Metro Business Center located in Lanham, Maryland.

        D. "Lease Commencement Date" shall mean February 1, 1998, which may be adjusted pursuant to paragraph 17 below.

        E. "Lease Term" shall be for a period commencing on the Lease Commencement Date and ending 60 months from the Lease Commencement Date. Lease Termination Date shall mean January 31, 2003

        F. The total rent shall mean $ 96,821.28 for the first year of this Lease, payable $8,068.44 per month and shall consist of the "Base Rent" and "Tenant's Estimated Share of Operating Costs".

        G. "Base Rent" shall mean $ 80,493.12 (Eighty Thousand Four Hundred Ninety-three and 12/100 Dollars) for year one, payable each month as detailed on Schedule below:

                              Base           Operating                 TOTAL MONTHLY RENT
        Period                Rent/MO        Expenses            (Base Rent + Operating Expenses)
        ------                -------        --------            --------------------------------
02/01/98 - 01/31/99          $6,707.76      $1.85/SF             6,707.76 + 1,360.68 = $8,068.44
02/01/99 - 01/31/2000        $6,908.99      Adj. Annually        6,908.99 + Adjusted Operating Expenses
02/01/00 - 01/31/2001        $7,116.26      Adj. Annually        7,116.26 + Adjusted Operating Expenses
02/01/01 - 01/31/2002        $7,329.75      Adj. Annually        7,329.75 + Adjusted Operating Expenses
02/01/02 - 01/31/2003        $7,549.64      Adj. Annually        7,549.64 + Adjusted Operating Expenses

        H. "Tenant's Estimated Share of Operating Expenses" are set forth in Exhibit D and shall mean for the first year of this Lease $ 16,328.16, which shall be adjusted thereafter pursuant to the terms of paragraph 3 (See Exhibit D).

        I. "Tenant's Total Square Footage" shall mean 8,826 square feet; "Total Building Square Footage" shall mean 56,534 square feet; "Tenant's Prorata Share" shall mean 15.61%.

        J. "Deposit" shall mean $ 8,068.44.

        K. "Permitted Purpose" shall mean the use of the Leased Premises Office/Storage.

        L. "The Broker of Record" shall mean NONE.

        M. "Authorized Number of Parking Spaces" shall mean 35 spaces.

2.      USES

        A. Tenant agrees continuously to use and occupy the Leased Premises for the Permitted Purpose only, and for no other purpose. Tenant covenants to comply with the provisions of all recorded covenants, conditions and restrictions now or hereafter placed upon the Project by Landlord, and all building, zoning, fire and other governmental laws, ordinances, regulations or rules applicable to the Leased Premises and all requirements of the carriers of insurance covering the Project. Tenant shall not do or permit anything to be done in or about the Leased Premises, or bring or keep anything in the Leased Premises that may increase the fire and extended coverage insurance premium upon the Building; that may injure the Building; may constitute waste; or be a nuisance, public or private, or menace to tenants of adjoining premises or anyone else.

        B. Tenant agrees that it has determined to Tenant's satisfaction that the Leased Premises can be used for the Permitted Purpose.

        C. By taking possession hereunder, Tenant shall have acknowledged that it has examined the Leased Premises and accepts the same as being in the condition called for by this Lease.

3.      RENT

        A. Tenant covenants and agrees to pay to Landlord during the term of this Lease (at the place specified for notice in paragraph 30 below) the Base Rent without deduction or set off, payable each month, in advance on the first day of each calendar month. Tenant also covenants and agrees to pay to Landlord the Additional Rent as described in paragraph 3C below. (Base Rent and Additional Rent, together with other amounts which may be payable by Tenant to Landlord under this Lease shall sometimes be referred to collectively as "Rent"). Rent for any fractional calendar month, at the beginning or end of the term, shall be that proportion of the monthly installment which the number of days during such month bears to the total number of days in the month. Rent not paid when due shall begin to bear interest on the date when due at the maximum lawful penalty interest allowed in Maryland, or be subject to a 5% late payment penalty, whichever is greater.

        B. (i) For purposes of this Lease, "lease year" shall mean each successive twelve consecutive month period, beginning from the Lease Commencement Date.

        C. (i) In addition to the Base Rent, the Tenant shall pay Tenant's Prorata Share of Building and Project Operating Expenses. Building Operating Expenses shall be all expenses relating to the Building including, but not limited to, real estate taxes, sales, franchise, business, corporation or any other taxes (except income taxes) based on rents, Landlord's insurance (as defined in paragraph 7 below), utilities not separately metered to individual tenants, maintenance, repairs, operating supplies, property management, building services, snow removal, landscaping, equipment, materials, labor for management and maintenance, resurfacing, repainting and restripping of parking areas, car stops, signage, and security. They will not include monies spent for expenditures of a capital nature (except to the extent that such expenses do not cause an increase of the Building Operating Expenses and do not impact the level of services; in such case, that part of the capital expense attributable to the calendar year under good accounting practices shall be included in the Building Operating Expenses). Project Operating Expenses shall include all expenses relating to that part of the Project which has been improved with buildings owned by Landlord and for which services are shared in common with the Building (but not relating to the Building, other buildings or vacant land in the Project) including, but not limited to, maintenance, repairs, operating supplies, property management and servicing, snow removal, landscaping, security lighting and security.

They will not include monies spent for expenditures of a capital nature (except to the extent that such expenses do not cause an increase of the Operating Expenses and do not impact the level of services; in such case, that part of the capital expense attributable to the calendar year under good accounting practices shall be included in the Operating Expenses). (Tenant's Share of Building and Project Operating Expenses will sometimes be referred to herein as "Additional Rent".)

        D. Tenant shall pay monthly, in addition to the Base Rent, Tenant's Estimated Share of Building and Project Operating Costs which shall represent Landlord's best estimate of such costs. Exhibit D attached hereto sets forth Landlord's Estimate of the Building and Project Operating Expenses for the calendar year in which this Lease commences, but shall in no way limit Tenant's obligation to pay Additional Rent as described above. Annually or from time to time, after assessing past and estimated operating cost data, Landlord may adjust the monthly operating cost payment provided for herein upward or downward to reflect more accurately anticipated monthly costs. All payments due at least 20 days after the revision notice shall be made at the new rate.

        As of the close of each calendar year, Landlord shall compute the actual cost of operating the Project for the previous twelve-month period (if the Building has been operating for less than twelve months, the cost of operating the Building for a year shall be determined by dividing the actual operating costs by the number of days of actual operation and multiplying by 365). Landlord shall deliver to Tenant notice of such cost and the amount due, if any, from Tenant no later than May 15 of the year immediately subsequent to the year to which such costs relate. Tenant shall reimburse Landlord within 30 days after notice of any deficiency between estimated operating costs paid and actual costs incurred. In the event of overpayment by Tenant, the Landlord shall apply the excess to the next successive installments of Rent due hereunder unless there are no further rent payments due from Tenant, in which case Landlord shall pay such excess to Tenant within 30 days of notice.

        Landlord shall, upon Tenant's request, deliver to Tenant a written accounting showing how Building and Project Operating Costs were calculated for the Building.

4.      SECURITY DEPOSIT

        Tenant has this date paid to Landlord the Deposit as security for performance of Tenant's obligations under this Lease. In the event Tenant fully complies with all the terms and conditions of this lease, but not otherwise, the Deposit shall be refunded to Tenant, with interest as required by law, upon expiration of this Lease. Landlord may, but is not obligated to, apply a portion of the Deposit to cure any default hereunder and Tenant, on notice, shall replenish the amount necessary to provide the full deposit.

5.      UTILITIES

        Tenant shall be solely responsible for and promptly pay all charges for heat, gas, electricity and other utilities use or consumed and metered on the Leased Premises. Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, nor shall such interruption or curtailment constitute a constructive eviction or grounds for rental abatement (except to the extent Landlord may receive proceeds from rent abatement insurance for the Leased Premises) in whole or in part. Separate additional charges may be made to Tenant, if Tenant, in Landlord's judgement, makes unusual or excessive utility system demands where such services are not separately metered.

6.      BUILDING SERVICES

        Landlord agrees to provide all Building Services which shall consist of maintaining all parking and exterior areas, which maintenance shall include lighting, gardening, cleaning, sweeping, snow removal, and painting. Landlord shall also maintain and repair the exterior of the Building and the roof.

        Landlord shall not be liable in any event, nor shall Rent be abated, because of interruption of Building Services.

7.      INSURANCE; INDEMNITY

        A. Landlord shall secure and maintain throughout the term of this Lease the following insurance (the cost of which shall be a Building Operating Expense) in amounts and form within Landlord's sole discretion:

            1) Fire insurance with extended coverage endorsements attached in the amount of the full insurable value of the Building (with a $1,000 deductible);

            2) Comprehensive Public Liability Insurance (including bodily injury and property damage insurance) for the Project (not including the Leased Premises or the tenant occupied space);

            3) Rental Abatement Insurance against abatement of loss of rent in case of fire or other casualty;

            4) Landlord may, but is not obligated to, purchase such other insurance customarily purchased, from time to time, by building owners and managers in the Washington, D.C. area and the cost thereof shall be a Building Operating Expense. Landlord may charge Tenant with any excess cost of the insurance described in this subparagraph due to the particular use of the Leased Premises by Tenant.

        B. Tenant shall, at its own expense, procure and maintain throughout the term of this Lease:

            1) Comprehensive Public Liability Insurance without deductible insuring Tenant's activities with respect to the Leased Premises against loss, damage or liability for personal injury or death, Lessor's damage to Landlord's property or commercial loss to Landlord occurring on or about the Leased Premises, in amounts no less than the following amounts, as the same may be increased from time to time by Landlord upon written notice thereof to Tenant:

               (a) $1,000,000 with respect to personal injury or death to any one person;

               (b) $2,000,000 with respect to personal injury or death arising out of any one occurrence;

               (c) $500,000 with respect to property damage arising out of any one occurrence.

            2) Workmen's Compensation Insurance in at least the statutory amounts with respect to any work or other operation in or about the Leased Premises.

            3) Property Damage Insurance for all of Tenant's equipment and inventory and for all Leasehold Improvements.

            Landlord and Landlord's mortgagee shall be named as an additional insured under such insurance and such insurance shall be primary and non-contributing with any insurance carried by the Landlord. The liability insurance policy shall contain endorsements requiring thirty (30) days' notice to Landlord prior to any cancellation or any reduction in amount of coverage. Tenant shall deliver to Landlord as a condition precedent to its taking occupancy of the Leased Premises (but not to its obligation to pay rent) a certificate or certificates evidencing such insurance. Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for injury to Tenant, its agents, employees, invitees, or third persons in or about the Leased Premises from any cause arising at any time except the negligence or willful misconduct of Landlord, its agents, or employees.

            4) If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for any loss or cost resulting from said failure. This shall not be deemed to be a waiver of any of Landlord's rights and remedies under any other section of this Lease.

            5) Tenant shall indemnify and hold Landlord harmless from and against all demands, suits, fines, liabilities, losses, damages, costs and expenses (including legal expenses) which Landlord may incur or become liable for as a result of any breach by Tenant, its agents, employees, officers, contractors, invitees or licensees of the terms or covenants of this Lease or any other of the acts, omissions or negligence of Tenant, its agents, employees, officers, contractors, invitees or licensees.

8.      WAIVER OF SUBROGATION

        Tenant and Landlord each releases and relieves the other and waives its entire right of recovery against the other for loss or damage arising out of or incident to the perils of fire, explosion, or any other perils described in the "extended coverage" insurance endorsement approved for use in Maryland, which occurs in, on or about the Leased Premises, whether due to the negligence of either party, their agents, employees, invitees or otherwise.

9.      REPAIRS

        Tenant agrees to maintain in a neat, clean and sanitary condition and keep in good repair, the interior of the Leased Premises. Such maintenance and repair shall be at the sole cost of Tenant and shall include but not be limited to the maintenance and repair of floor coverings, ceilings and walls, front and rear doors, and all glass on the Leased Premises. Within thirty (30) days after taking occupancy of the Leased Premises, Tenant shall have in force a service contract or contracts for the heating and air conditioning equipment and shall provide Landlord with a copy of said contract or contracts. Exhibit "E" outlines the minimum scope of service to be provided.

If Tenant fails to maintain or keep the Leased Premises in good repair and such failure continues for 5 days after written notice from Landlord, Landlord may perform any such required maintenance and repairs and the cost thereof shall be Additional Rent payable by Tenant within 10 days of receipt of an invoice from Landlord. Tenant shall give prompt written notice to Landlord of any defective conditions in the Leased Premises of Building.

        Landlord shall, at its expense, after written notice from Tenant, repair in a prompt and diligent manner any damage to structural portions of the roof and bearing walls of the Leased Premises; provided, however, that if such damage is caused by an act or omission of Tenant, then such repairs shall be at Tenant's expense, payable to Landlord as Additional Rent hereunder. There shall be no abatement of Rent during the performance of such work. Tenant waives any right to make repairs at the expense of Landlord.

10.     TENANT'S PROPERTY

        Furnishings, trade fixtures and equipment installed by Tenant shall be the property of Tenant subject to paragraph 25. On termination of the Lease, if Tenant is not in default, Tenant may remove any such property and shall remove any such property if directed by Landlord. Tenant shall repair the Premises to the same condition as when the Lease Term commenced, ordinary wear and tear excepted, or reimburse Landlord for the cost of so repairing the Leased Premises. If Tenant fails to remove such property as required under this Lease, Landlord may do so and Landlord shall not be liable for any loss or damage to the property of Tenant which may occur during Landlord's removal thereof.

11.     IMPROVEMENTS AND ALTERATIONS BY TENANT

        A. Tenant may not make without Landlord's written approval, any improvements or alterations (structural or otherwise) to the Leased Premises. Any such improvements or alterations by Tenant shall be done, at Tenant's expense, by a licensed contractor approved by Landlord in conformity with plans and specifications approved by Landlord. If requested by Landlord, Tenant will post a bond or other security satisfactory to Landlord to protect Landlord against liens arising from work performed for Tenant. All work performed shall be done in a good and workmanlike manner and with materials (where not specifically described in the specifications) of the quality and appearance comparable to those in the Building, and shall become the property of Landlord. (Should Tenant desire to alter the Leased Premises and Landlord gives written consent to such alterations, at Landlord's option, Tenant shall contract with Landlord for the construction of such alterations.)

        B. Tenant shall indemnify and hold Landlord harmless from any and all expenses, liens, claims, or damages to persons or property which may arise by reason of the making of any such improvements or alterations.

12.     CASUALTY

        If the Leased Premises or the Building are destroyed or damaged by fire, earthquake or the casualty to the extent that they are untenantable in whole or in part, then Landlord may, at Landlord's option, proceed with reasonable diligence to rebuild and restore the Leased Premises or such part thereof as may be destroyed or damaged at Landlord's expense if such damage is insured by Landlord as required hereunder and at Tenant's expense if such damage is caused by Tenant and not required to be insured hereunder by Landlord, provided that within thirty (30) days after such damage or destruction Landlord shall in writing notify Tenant of Landlord's intention to do so, and during the period of such rebuilding and restoration, the Rent shall be abated in the same ratio as the square footage in the portion of the Leased

Premises rendered untenantable shall bear to the total square footage in the Leased Premises. If Landlord shall reasonably determine that such destruction or damage cannot be repaired within 180 days from the date of notice, it shall so notify Tenant within thirty (30) days. In such event, either Landlord or Tenant may within twenty (20) days after such notice, terminate this Lease, provided that such damage was not caused by Tenant. If neither party terminates the Lease during that 20 day period, this Lease shall remain in effect and Landlord shall diligently proceed to repair or reconstruct the Leased Premises and Rent shall abate as set forth above.

13.     ASSIGNMENT, LETTING AND SUBLETTING

        A. Tenant, its legal representatives and successors in interest shall not, directly or indirectly, mortgage, pledge, assign, let or sublet or permit the mortgaging, pledging, assigning, letting or subletting of this Lease, or any part thereof, or permit any part of or all of the Leased Premises to be used or occupied by another, without first obtaining the written consent of Landlord. If Tenant is a corporation, any transfer of this Lease from Tenant by merger, consolidation, reorganization or liquidation or any change in the ownership, or power to vote the majority of the outstanding voting stock of Tenant shall constitute an assignment for the purposes of this paragraph. Any such assignment made without Landlord's approval shall be voidable by Landlord. Any approval by Landlord, unless specifically stated therein, shall not relieve Tenant from its obligations under this Lease.

        B. In connection with any proposed assignment or sublease, Tenant shall submit to Landlord in writing (i) the name of the proposed assignee or sublessee, (ii) such information as to its financial responsibility and standing as Landlord may reasonably require, and (iii) all of the terms and conditions upon which the proposed assignment or subletting is to be made. Landlord shall have an option to cancel and terminate this Lease, if the request is to assign the Lease or to sublet all of the Leased Premises; or if the request is to sublet a portion of the Leased Premises only, to cancel and terminate this Lease with respect to such portion. Landlord may exercise said option in writing within thirty (30) days after its receipt from Tenant of such request, and in each case such cancellation or termination shall occur, as of the date set forth in Landlord's notice of exercise of such option.

        C. Notwithstanding anything to the contrary, Landlord may withhold its consent to any such assignments, letting or subletting, if such assignment, letting, or subletting would result in the assignment, leasing, or subleasing of,

            (i) the Leased Premises to any party, business or lessee who proposes to conduct a business therein which is not in conformance with the provisions of paragraph 2 hereof; or

            (ii) less than the whole of the Leased Premises, of for a term less than the whole of the Term which remains hereunder; or

            (iii) the Leased Premises to a party whose financial condition and credit rating are not satisfactory to Landlord in Landlord's sole judgment; or

            (iv) the Leased Premises to a party whose business is of a character which does not in Landlord's sole opinion comport with the character of the building.

        D. Tenant shall not advertise the Leased Premises for sublease or assignment without, in each instance, obtaining the prior expressed written consent of Landlord. It is understood that Landlord will not permit the Leased Premises to be advertised for sublease through national or regional publications or through the media without having given such expressed written consent.

        E. One-half of any rent in excess of the Rent reserved hereunder which is received by Tenant pursuant to an assignment, letting or subletting shall be remitted to Landlord within ten (10) days of receipt by Tenant (for purposes of this subparagraph 13.E., all rent whether in the form of money or other consideration received by Tenant from any third party pursuant to an assignment, letting or subletting shall be deemed to be rent).

        F. Within thirty (30) days of receipt of any request by Tenant to consent to an assignment, letting or subletting, Landlord may elect (by notifying Tenant in writing) to cancel this Lease as to that part of the Leased Premises subject to the proposed assignment, letting or subletting, and this Lease shall cease as to that part of the Leased Premises on the date which the proposed assignment, letting or subletting was to be effective and Tenant shall surrender possession of that portion which is the subject of the assignment, letting, or subletting on the date set forth in such notice in accordance with the provision of this Lease relating to surrender of the Leased Premises at the expiration of the Term. If this Lease is canceled as to a portion of the Leased Premises only, the Base Rent after the date of cancellation shall be abated and shall thereafter be an amount determined by Landlord and the Tenant's Share of Building and Operating Expenses shall be adjusted as reasonably determined by Landlord. Tenant (which, following assignment) shall be joint and several with the assignee, and Tenant shall not be released from performing any of the terms, covenants, and conditions of this Lease.

14.     LIENS AND INSOLVENCY

        Tenant shall keep the Leased Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. If at any time a lien or encumbrance has not been removed within thirty (30) days from the date it is filed or recorded against the Leased Premises or the building, Tenant agrees it will deposit with Landlord in cash or post a bond satisfactory to Landlord an amount equal to one hundred and fifty percent (150%) of the amount of the lien of the person or concern filing the lien and shall have the same on deposit with Landlord until said lien is discharged. In the event Tenant becomes insolvent, voluntarily or involuntarily bankrupt, or if a receiver, assignee or other liquidating officer is appointed for the business or property of Tenant, then Landlord shall have the right and option to terminate this Lease at any time by notice to Tenant.

15.     RELOCATION

        Landlord shall have the right at any time, notwithstanding anything contained herein, to relocate at Landlord's expense the Leased Premises to another location within Metro Business Center provided that the new location of the Leased Premises shall be comparable to the old, and provided that if such relocation is to any other building other than 4611 Assembly Drive, 10101 Senate Drive or 4601 Presidents Drive, Lanham, Maryland 20706, the prior approval of the construction lender shall be required. Should Landlord give Tenant written notification of the relocation of the Leased Premises after Tenant has commenced or completed the approved installation of partitioning or other improvements, Landlord will furnish Tenant with similar partitioning and other improvements of equal quality. The relocation of the Leased Premises shall not affect the rental rate or any of the other clauses or conditions of the Lease.

16.     CONDEMNATION

        If the whole or any part of the Leased Premises shall be taken under power of eminent domain or like power, or sold under imminent threat thereof to any public authority or private entity having such power, this Lease shall terminate as to the part of the Leased Premises so taken or sold, effective as of the date possession is required to be delivered to such authority or entity. Rent for the remaining Lease Term shall be reduced in the proportion that the total square footage of the Leased Premises is reduced by the taking. If a partial taking or sale (i) substantially reduces the area of the Leased Premises resulting in a substantial inability of Tenant to use the Leased Premises for Tenant's business purposes, or (ii) renders the Building commercially unviable to Landlord (in Landlord's sole judgement), Tenant in the case of (i) and Landlord in the case of (ii) may terminate this Lease by notice to the other party within thirty (30) days after the terminating party receives a written notice of the portion to be taken or sold, to be effective one hundred eighty
(180) days thereafter or when the portion is taken or sold, whichever is sooner. All condemnation awards and similar payments shall be paid and belong to Landlord, except any amounts awarded or paid specifically for Tenants's trade fixtures and relocation costs, provided such awards do not reduce Landlord's award. Tenant has no claim against Landlord or against the condemning authority for any portion of the award or for the value of the unexpired Lease Term or for any other claim or cause of action.

17.     OCCUPANCY: LEASE COMMENCEMENT DATE

        The Leased Premises shall be ready for occupancy on such date that the Improvements (as defined in paragraph 18) are completed substantially in accordance with the terms of paragraph 18.A below, subject only to items which will not materially affect the use of the Leased Premises by Tenant for the purposes for which they are intended. If the Leased Premises are not ready for occupancy by the scheduled Lease Commencement Date (as set forth in subparagraph 1.D. above) then the Lease Commencement Date shall be adjusted to be that date five (5) days after Landlord shall notify Tenant that the Leased Premises are ready for occupancy (subject to the provisions which follow).

        If Landlord fails to cause the Leased Premises or any portion thereof to be ready for occupancy at the time of the scheduled Lease Commencement Date, (i) neither Landlord not Landlord's agents shall be liable for any damage, loss, liability, or expense caused thereby, nor (ii) shall this Lease become void or voidable (unless such inability continues for more than one hundred eighty (180) days, in which case Tenant may, upon twenty (20) days written notice to Landlord, terminate this Lease).

18.     CONSTRUCTION CONDITIONS

        With respect to construction of the improvements described in Exhibit A, attached hereto and made a part hereof ("Improvements"), it is agreed that:

        A. Landlord shall construct the Improvements described in Exhibit A.

        B. Landlord makes no representations or warranties as to the sufficiency of the plans and specifications to meet the requirements of Tenant's business. Prior to or during Landlord's construction activities, the parties may agree upon changes in the plans and specifications. If any change in the plans or specifications increases the cost of work or materials or the time required for completion of construction, Tenant shall reimburse Landlord for such increase in cost at the time the increased cost is incurred and shall reimburse Landlord for any loss in rent at the time the rent would have become due.

        C. Landlord shall bear the risk of loss to the Improvements until the term of the Lease commences, but has no obligation to insure against such losses.

        D. Tenant may inspect the property from time to time, but neither Tenant nor its agent shall exercise any control over the persons performing construction activities on the Project or Improvements.

        E. Tenant, its employees, contractors, agents, and invitees shall not have any claim against Landlord for any personal injury or property damage arising during or from construction activities.

19.     RULES AND REGULATIONS

        Tenant covenants that Tenant and its agents, employees, invitees, or those claiming under Tenant will at all times observe, perform, and abide by all the general rules and regulations promulgated by Landlord from time to time.

20.     PARKING

        Tenant and its employees and invitees shall have the non-exclusive right to use the Authorized Number of Parking Spaces as shown on Exhibit C, in common with other tenants of Landlord only in general areas reasonable designated by Landlord pursuant to the rules and regulations relating to parking adopted by Landlord from time to time. Tenant agrees not to overburden the parking facilities. Landlord reserves the right in its absolute discretion to assign to any tenant specific parking spaces for its exclusive use (provided such assignment does not materially limit the number of spaces available for Tenant's use), determine whether parking facilities are becoming crowded and, in such event, to allocate specific parking spaces among Tenant and other tenants or to take such other steps necessary to correct such condition, including but not limited to policing and towing and, if Tenant, its employees, contractors or invitees are deemed by Landlord to be contributing to such condition, to charge that portion of the cost thereof to Tenant which Landlord reasonably determines to be caused by the failure of Tenant , its employees, contractors, agents and invitees to use the parking in compliance with this lease and the rules and regulations relating to parking. Landlord may, at its own discretion, change the location and nature of the parking spaces available to Tenant, its employees and invitees, provided that after such change, there shall be available to Tenant and its employees and invitees approximately the same number of spaces as available before the change.

21.     ACCESS

        Tenant shall permit Landlord to enter the Leased Premises at reasonable times for the purpose of inspecting, altering, and repairing the Leased Premises and ascertaining compliance by Tenant with the provisions of this Lease. Landlord may also show the Leased Premises to prospective purchasers or renters at reasonable times, provided that Landlord shall not unreasonably interfere with Tenant's business operations.

22.     SIGNS

        All signs and symbols placed in the doors or windows or elsewhere about the Leased Premises, or upon any other part of the Building, including Building directories, shall be subject to the approval of the Landlord and shall contain only Tenant's name. Any signs or symbols which have been placed without approval may be removed by Landlord. Upon termination of tenancy, all signs installed shall be removed and any damage resulting therefrom shall be promptly repaired.

        Landlord reserves the option to fabricate and erect all Building and Tenant identification signs.

23.     HAZARDOUS MATERIAL

        A. Tenant shall, at its sole cost and expense, at all times and in all respects comply with all federal, state and local laws, statutes, ordinances, codes, rules, regulations, rulings, policies, orders, requirements, administrative actions and directives ("Hazardous Materials Laws"), including, without limitation, any Hazardous Materials Laws relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, disposal or transportation of any oil, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, infectious waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including, without limitation, any "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" thereunder (collectively, "Hazardous Materials"). Tenant shall, at its sole cost and expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals relating to the presence of Hazardous Materials within, on, under or about the Premises required for Tenant's use of the Premises in conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials. Landlord recognizes and agrees that Tenant may use materials in normal quantities that are applicable to general office use and that such use by Tenant shall not be deemed a violation of this Paragraph 23, so long as the levels are not in violation of any Hazardous Materials Laws. Upon termination or expiration of this Lease, Tenant shall, at its sole cost and expense, cause all Hazardous Materials placed in or about the Premises by Tenant or at Tenant's direction to be removed from the Premises and transported for use, storage or disposal in compliance with all applicable Hazardous Materials Laws. Landlord acknowledges that it is not the intent of this Paragraph 23 to prohibit Tenant from operating its business as described in Paragraph 2 above. Tenant may operate its business according to the custom of the industry so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all applicable governmental requirements. Tenant shall indemnify, protect, defend (by counsel reasonably acceptable to Landlord), and hold Landlord and Landlord's Indemnitees harmless from and against any and all claims, liabilities, penalties, forfeitures, losses and expenses (including attorneys' fees) or death of or injury to any person or damage to any property whatsoever, including, without limitation the Project, arising from or caused in whole or in part, directly or indirectly, by the presence in or about the Premises of any Hazardous Materials placed in or about the Premises or used by Tenant or at Tenant's direction, or by Tenant's failure to comply with any Hazardous Materials Law or in connection with any removal, remediation, clean up, restoration and materials required hereunder to return the Premises and any other property of whatever nature to their condition existing prior to the appearance of the Hazardous Materials.

        B. Tenant shall comply with all Hazardous Materials Laws regarding the disclosure, reporting and/or warning of the presence or danger of Hazardous Materials. Tenant hereby acknowledges and agrees that all reporting and warning obligations required under the Hazardous Materials Laws are the sole responsibility of Tenant, whether or not such Hazardous Materials Laws permit or require Landlord to provide such reporting or warnings, and Tenant shall be solely responsible for complying with Hazardous Materials Laws regarding the disclosure of the presence or danger of Hazardous Materials, including, without limitation, all notices or other requirements under federal laws and the Maryland Environmental Code, Md. Env. Code Ann., Titles 1 through 13, and any and all rules and regulations promulgated thereunder. Tenant shall immediately notify Landlord in writing of any complaints, notices, warnings, reports or asserted violations of which Tenant becomes aware relating to Hazardous Materials on or about the Premises or Project. Tenant shall also immediately notify Landlord if Tenant knows or has reason to believe Hazardous Materials have or will be released on or about the Premises.

        C. Tenant shall not perform or cause to be performed any Hazardous Materials surveys, studies, reports or inspections relating to the Premises or Project without obtaining Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion unless such are required by any governmental authority with jurisdiction. At any time prior to the expiration of the Lease Term, Landlord shall have the right to enter upon the Premises in order to conduct appropriate tests and to deliver to Tenant the results of such tests to demonstrate whether levels of any Hazardous Materials in excess of permissible levels have occurred as a result of Tenant's use of the Premises.

        D. The respective rights and obligations of Landlord and Tenant under this Paragraph 23 shall survive the expiration or termination of this Lease.


24.     TENANT'S DEFAULT

        It shall be an "Event of Default" if (i) Tenant shall fail to pay when due any monthly installment of Rent or any other charge or payment required of Tenant hereunder (although no legal or formal demand has been made therefor);
(ii) Tenant shall violate or fail to perform any of the other conditions, covenants, or agreements herein made by Tenant, and such violation or failure shall continue for a period of five (5) days after written notice thereof to Tenant by Landlord; (iii) Tenant shall make a general assignment for the benefit of its creditors or shall file a petition for bankruptcy or other reorganization, liquidation, dissolution, or similar relief; (iv) a proceeding is filed against Tenant seeking any relief mentioned in (iii) above; (v) a trustee, receiver, or liquidator shall be appointed for Tenant or a substantial part of its property; (vi) Tenant shall vacate or abandon the Leased Premises (an absence of substantial activity by Tenant in the Leased Premises for more than thirty (30) days to constitute such abandonment); or (vii) Tenant shall mortgage, assign, or otherwise encumber its leasehold interest. If an Event of Default occurs, this Lease shall, at the option of Landlord, cease and terminate and shall operate as a notice to quit--any notice to quit, or of Landlord's intention to re-enter, being hereby expressly waived--and Landlord may proceed to recover possession under and by virtue of the provisions of the laws of Maryland, or by such other proceedings, including re-entry and possession, as may be applicable. If Landlord elects to terminate this Lease, the obligations herein contained on the part of Landlord to be performed shall cease without prejudice, subject however, to the right of Landlord to recover from Tenant all rental and other charges accrued up to the time of termination or recovery of possession by Landlord, which ever is later. Should this Lease be terminated before the expiration of the Lease Term by reason of an Event of Default, the Leased Premises may be relet by Landlord, for such rent and upon such terms as Landlord is able to obtain, and, if the full Rent shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including, without limitation, the deficiency in Rent, reasonable attorneys' fees, other collection costs and all expenses (including leasing fees) of placing the Leased Premises in first class rentable condition.

Any damage or loss sustained by Landlord may be recovered by Landlord, at Landlord's option, (i) at the time of the reletting, (ii) in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, (iii) be deferred until the expiration of the Term of this Lease, in which event the cause of action shall not be deemed to have occurred until the date of expiration of said term, or (iv) if Landlord is unable to find a new tenant for the Leased Premises within sixty (60) days from termination of the Lease, Tenant shall immediately pay Landlord the present value (discounted at 10%) of all the Base Rent due for the remainder of the Term (as if there had been no termination for cause) as liquidated damages. In the event Tenant is in breach of any provision of this Lease, Landlord may, but shall not be required to cure such default, and any costs incurred by Landlord in such action shall be Additional Rent payable with the next installment of Rent due. Any such payment by Landlord shall not be deemed to be a waiver of any of Landlord's rights under this Lease. All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Landlord under applicable law.

25.     REMOVAL OF PROPERTY

        If, upon default by Tenant or termination of this Lease, Landlord shall enter or take possession of the Leased Premises, Landlord shall have the right, but not the obligation, to remove from the Leased Premises all personal property, fixtures, furnishings, and other property located therein, and to store such property in any place selected by Landlord, including but not limited to a public warehouse, at the expense and risk of the owners thereof, with the right to sell such stored property, without notice to Tenant, after it has been stored for a period of thirty days or more. The proceeds of such sale shall be applied first to the cost of such sale, second to the payment of the charges of storage, if any, and third to the payment of any other sums of money which may then be due from Tenant to Landlord under any of the terms hereof, the balance, if any, to be paid to Tenant.

26.     QUIET ENJOYMENT, INABILITY TO PERFORM

        A. If, and so long as, Tenant pays the Rent and keeps and performs each and every term, covenant, and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall quietly enjoy the Leased Premises without hindrance or molestation by Landlord, subject to the terms, covenants, and conditions of this Lease and the Superior Instruments (as defined in paragraph 39 below).

        B. This Lease and the obligations of Tenant to pay rent and perform all of the terms, covenants, and conditions on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord, due to Unavoidable Delay (as hereinafter defined), is (a) unable to fulfill any of its obligations under this Lease, or (b) unable to supply or delayed in supplying any service expressly or impliedly to be supplied, or (c) unable to make or delay in making any repairs, replacements, additions, alterations or decorations, or (d) unable to supply or delayed in supplying any equipment or fixtures. Landlord shall in each instance exercise reasonable diligence to effect performance when and as soon as possible. However, Landlord shall be under no obligation to pay overtime labor rates.

        "Unavoidable Delay" shall mean any and all delay beyond Landlord's reasonable control, including without limitation, a delay caused by Tenant, governmental restrictions, governmental regulations, controls, undue delays, order of civil military or naval authority, governmental preemption, strikes, labor disputes, lock-outs, shortage of labor or materials, inability to obtain materials or reasonable substitutes therefore, default of any building or construction contractor or subcontractor, Acts of God, fire, earthquake, floods, explosions, actions of the elements, extreme weather conditions, enemy action, civil commotion, riot or insurrection, fire or other unavoidable casualty, delays in obtaining governmental permits or approvals or any other cause beyond Landlord's reasonable control.

27.     HOLD OVER TENANCY

        If (without execution of a new lease or written extension) Tenant shall hold over after the expiration of the term of this Lease, at Landlord's option, Tenant may be deemed to be occupying the Leased Premises as a tenant from month to month, which tenancy may be terminated as provided by law. During such tenancy, Tenant agrees to pay to Landlord 300% of the Rent payable on the last day of the term of this Lease, unless a different rate is agreed upon and to be bound by all of the terms, covenants, and conditions as herein specified, so far as applicable.

        If Landlord relets the Leased Premises to a new lessee and the term of such new lease commences during the period for which Tenant holds over, Landlord shall be entitled to recover from Tenant any and all costs, expenses, legal expenses, attorneys' fees, damages, loss of profits or any other costs incurred by Landlord as a result of Tenant's failure or inability to deliver possession of the Leased Premises to Landlord when required under this Lease.

28.     ATTORNEY'S FEES

        In the event either party requires the services of an attorney in connection with enforcing the terms of this Lease or in the event suit is brought for the recovery of any Rent due under this Lease or for the breach of any covenant or condition of this Lease, or for the restitution of the Leased Premises to Landlord and/or eviction of Tenant during said Lease Term or after the expiration thereof, the party prevailing in any such legal action shall be entitled to an award for all legal costs and expenses, including but not limited to, a reasonable sum for attorney's fees.

29.     AMENDMENT

        This Lease is the entire agreement between the parties. This Lease shall not be amended or modified except in writing signed by both parties. Failure to exercise any right in one or more instances shall not be construed as a waiver of the right to strict performance or as an amendment to this agreement.

30.     NOTICES

        All notices required by the Lease shall be in writing and shall be effective when mailed by certified mail or delivered to Landlord at 4601 Forbes Boulevard, Suite 100, Lanham, Maryland 20706 Attention: Robert G. Depew, and to Tenant at 4451-S Parliament Place, Lanham, Maryland 20706, or to such other addresses as may hereafter be designated by either party by written notice.

31.     BINDING EFFECT

        Subject to the provisions of paragraph 13, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. It is understood and agreed that the terms "Landlord" and "Tenant" and verbs and pronouns in the singular number are uniformly used throughout this Lease regardless of gender, number, or fact of incorporation of the parties hereto.

32.     RIDERS AND ATTACHMENTS

        The typewritten riders or supplemental provisions, if any, attached or added hereto are made a part of this Lease by reference and the terms thereof shall control over any inconsistent provisions in the paragraphs of this instrument.

33.     LIMITATION OF LANDLORD'S LIABILITY

        The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers, or shareholders of Landlord, and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of Landlord for satisfaction of any liability in respect of the Lease and will not seek recourse against the individual partners, directors, officers, or shareholders of Landlord or any of their personal assets for such satisfaction.

34.     LANDLORD'S RESERVED RIGHTS

        Without notice and without liability to Tenant, Landlord shall have the right to:

        a. Install and maintain signs on the exterior of the Building.

        b. Make reasonable rules and regulations as, in the judgment of Landlord, may from time to time be needed for the safety of the tenants, the care and cleanliness of the Building and the preservation of good order therein. Tenant shall be notified in writing when each such rule and regulation is promulgated.

        c. Grant utility easements or other easements to such parties, or replat, subdivide, or make such other changes in the legal status of the Land underlying the Building, as Landlord shall deem necessary, provided such grant or changes do not substantially interfere with Tenant's use of the Leased Premises as intended under this Lease.

        d. Sell the Building or Project and assign this Lease and the Deposit to the purchaser (and upon such assignment to be released from all of its obligations under this Lease). Tenant agrees to attorn to such purchaser, or any other successor or assign of Landlord through foreclosure or deed in lieu of foreclosure or otherwise and to recognize such person as the Landlord under this Lease provided that such purchaser or any other successor or assign of Landlord through foreclosure or otherwise agrees to recognize the validity of this Lease.

35.     ESTOPPEL CERTIFICATE

        Within (10) days after request therefor by Landlord, its agents, successors, or assigns, Tenant shall deliver, in recordable form, a certificate to any existing or proposed mortgagee or purchaser, or to Landlord, together with a true and correct copy of this Lease, certifying (if such be the case) (i) that this Lease is in full force and effect without modification; (ii) the amount, if any, of prepaid rent and security deposit paid by Tenant to Landlord;
(iii) that Landlord has performed all of its obligations due to be performed under this Lease and that there are no defenses, counterclaims, deductions, offsets outstanding, or other excuses for Tenant's non-performance under this Lease; and (iv) any other fact reasonably requested by Landlord or such existing or proposed mortgagee or purchaser or stating those facts or circumstances to the contrary claimed by Tenant. Notwithstanding the above, Tenant's failure to deliver the above described certificate in time shall be conclusive upon Tenant: (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) that there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim, defenses or deduction against Rent or the Landlord hereunder; (iii) that no more than one period's Base Rent has been paid in advance; and (iv) that the amount of the Security Deposit held by Landlord is as represented by Landlord.

36.     ACCORD AND SATISFACTION

        No receipt and retention by Landlord of any payment tendered by Tenant in connection with this Lease will give rise to or support or constitute an accord and satisfaction, notwithstanding any accompanying statement, instruction or other assertion to the contrary (whether by notation on a check or in a transmittal letter or otherwise), unless Landlord expressly agrees to an accord and satisfaction in a separate writing duly executed by the appropriate persons. Landlord may receive and retain, absolutely and for itself, any and all payments so tendered, notwithstanding any accompanying instructions by Tenant to the contrary. Landlord will be entitled to treat any such payments as being received on account of any item or items of Rent, interest, expense, or damage due in connection herewith, in such amounts and in such order as Landlord may determine at its sole option.

37.     SEVERABILITY

        The parties intend this Lease to be legally valid and enforceable in accordance with all of its terms to the fullest extent permitted by law. If any term hereof shall be finally held to be invalid or unenforceable, the parties agree that such term shall be stricken from this Lease, the same as if it never had been contained herein. Such invalidity or unenforceability shall not extend to or otherwise affect any other term of this Lease, and the unaffected terms hereof shall remain in full force and effect to the fullest extent permitted by law, the same as if such stricken term never had been contained herein. The above notwithstanding, if any provision of this Lease shall be finally held to be invalid or unenforceable, and such term substantially and adversely affects the amount of Rent to be received by Landlord or otherwise affects the economic bargain agreed to by Landlord in this Lease, Landlord shall have the additional option of terminating this Lease. Such right shall be exercised, if at all, by delivering notice to Tenant within thirty (30) days after any final judgment declaring a provision of this Lease invalid or unenforceable, stating a date of termination no sooner than ninety (90) days from such notice.

38.     WAIVER

        No assent or consent to changes in or waiver of any part of this Agreement shall be deemed or taken as made, unless the same be done in writing and attached hereon and endorsed by Landlord. No covenant or term of this Lease stipulated in favor of Landlord shall be waived, except by express written consent of Landlord, whose forbearance or indulgence in any regard whatsoever shall not constitute a waiver of the covenant, term, or condition to be performed by Tenant; and until complete performance by Tenant of the said covenant, term, or condition, Landlord shall be entitled to invoke any remedies available under this Lease or by law despite such forbearance or indulgence. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future law in the event of a termination of this Lease, of the eviction or dispossession of Tenant for any cause, of Landlord's obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants or conditions of this Lease, or otherwise, including, without limitation, Section 8-1(e) of the Maryland Real Property Code Annotated. Tenant and Landlord both hereby expressly waive a trial by jury of any or all issues arising in any action or proceeding between the parties hereto or their successors and assigns, under or connected with this Lease, or any of its provisions. Tenant hereby expressly waives the service of notice of intention to re-enter or to institute legal proceedings to that end, and any and all rights to redemption granted by or under any present or future laws in the event of Tenant's being evicted or dispossessed for any cause or Landlord's obtaining possession of the Premises after an Event of Default. The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning.

39.     SUBORDINATION

        The rights of Tenant hereunder are and shall be, at the election of any mortgagee, subject and subordinate to the lien of any mortgage or mortgagees, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Building of which the Leased Premises are a part, and to all advances made or hereafter to be made upon the security thereof ("Superior Instruments"). If requested, Tenant agrees to execute whatever documentation may be required to further effect the provisions of this paragraph.

40.     TIME

        Time is of the essence hereof.

41.     APPLICABLE LAW

        This agreement shall be construed according to the laws of the State of Maryland.

42.     BROKER'S INDEMNIFICATION

        As part of the consideration for the granting of this Lease, the Tenant represents and warrants to the Landlord that no broker or agent negotiated or was instrumental in negotiating or consummation of this Lease except by the Broker of Record, and Tenant agrees to indemnify Landlord against any other loss, expense, cost or liability incurred by Landlord as a result of a claim by any broker or finder claiming through Tenant.

43.     ENTIRE AGREEMENT

        This Lease sets forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises and Building, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

Executed as of the date first above written.

                                 LANDLORD:
                                 Hanson Palmer II Associates Limited Partnership a Maryland limited partnership
                                 By:    Robert G. Depew and Associates, Inc.
                                        Managing General Partner

WITNESS:                         By:
                                     -------------------------------------------
                                     Robert G. Depew, President


                                 TENANT:

WITNESSES:                       TRI-COM COMPUTERS SERVICES, INC.

                                 By:
---------------------                ---------------------------
                                     President

                                 By:
---------------------                ---------------------------
                                     Secretary

        Where Tenant is a Corporation, this Lease shall be signed by a President or Vice President and Secretary or Assistant Secretary of Tenant. Any other signatories shall require a certified corporate resolution.

                                    EXHIBIT D

                              METRO BUSINESS CENTER

          LANDLORD'S ESTIMATE OF BUILDING & PROJECT OPERATING EXPENSES


        Real Estate Taxes & Front Foot Benefit                         $  .75

        Water & Sewer                                                     .05

        Electricity - Exterior                                            .10

        Landscaping & Grounds Maintenance                                 .20

        Snow Removal                                                      .10

        Lot Sweeping & Trash Removal                                      .04

        Repairs                                                           .10

        Security Service                                                  .05

        Exterior Maintenance                                              .10

        Insurance                                                         .06

        Property Management                                               .30
                                                                      -------
                                                                       $ 1.85
                                                                      =======

                                    EXHIBIT E

                              METRO BUSINESS CENTER

SERVICE CONTRACT FOR PREVENTIVE MAINTENANCE OF HEATING, VENTILATING AND/OR AIR CONDITIONING EQUIPMENT SERVING THE PREMISES

        The scope of the maintenance contract shall be as follows:

        I. Four quarterly inspection/maintenance service calls to inspect and maintain the equipment in accordance with the Check List.

        II. Tune-up, inspection and start-up at the beginning of the heating and cooling seasons.

        III. Four filter changes per year. Two will be in conjunction with the Spring and Fall start-up inspections.

        IV. Contractor shall provide all lubricants, cleaning materials, filters, belts, pulleys and labor required to conduct the preventive maintenance.

        V.     Annual chemical cleaning of condenser and evaporator coils.

CHECK LIST:

                            AIR CONDITIONING SYSTEMS

        1.     Lubricate moving parts.
        2.     Clean and adjust controls.
        3.     Check belts and drives: adjust and/or replace as necessary.
        4.     Inspect filters; replace as required.
        5.     Check evaporator air temperatures.
        6.     Check wiring and connections.
        7.     Check refrigerant and charge as necessary.
        8.     Check evaporator and condenser coils for cleanliness.
        9.     Check operating pressures.
        10.    Check voltage and amperage - all motors.
        11.    Clean and adjust thermostats.
        12.    Clean condensate drain.
        13.    Check and adjust all contactor contacts.
        14.    Check and adjust pressure switch cut-out settings.
        15.    Check performance and efficiency of cooling system.

                                 HEATING SYSTEMS

        1.     Lubricate moving parts.
        2.     Clean and adjust controls.
        3.     Adjust heater for efficiency.
        4.     Check belts and drives; adjust and/or replace as necessary.
        5.     Inspect filters; replace as required.
        6.     Check air temperature rise.
        7.     Check all wiring and connections.
        8.     Clean and adjust thermostat.
        9.     Check performance and efficiency of heating equipment.

                                   EXHIBIT "F"

                                 OPTION TO RENEW

            EXHIBIT "F" OPTION TO RENEW attached to and made a part hereof Lease dated _______ 1998 between HANSON PALMER II ASSOCIATES LIMITED PARTNERSHIP ("Landlord') and TRI-COM COMPUTER SERVICES INC. ("Tenant") is hereby agreed to as follows:

        Tenant is hereby given the option to renew this Lease for one (1) period of three (3) years, provided that at the time such option to renew is exercised
(i) Tenant shall not be in default under any of the terms of this Lease, (ii) Tenant shall not have assigned this Lease or sublet the Leased Premises in whole or in part, and (iii) Tenant continues to occupy the Leased Premises. Tenant shall give notice in writing to Landlord of its exercise of such option at least three (3) months prior to the termination of the Initial Term. Such renewal shall be upon the same terms covenants and conditions as are contained in this Lease except that the Base Rental for the first year of the renewal period shall be the then fair market rate but in no event less than the Base Rent being paid in the last year of the initial Term escalated at 3%. Thereafter, the Base Rent shall be escalated at fair market rates.

                                 LANDLORD:
                                 Hanson Palmer II Associates Limited Partnership a Maryland limited partnership
                                 By:    Robert G. Depew and Associates, Inc.
                                        Managing General Partner

WITNESS:                         By:
                                     -------------------------------------------
                                     Robert G. Depew, President


                                 TENANT:

WITNESSES:                       TRI-COM COMPUTERS SERVICES, INC.

                                 By:
---------------------                ---------------------------
                                     President

                                 By:
---------------------                ---------------------------
                                     Secretary

                                   EXHIBIT "G"

                              RIGHT OF FIRST OFFER

            EXHIBIT "G" RIGHT OF FIRST OFFER attached to and made a part hereof Lease dated ______ 1998 between HANSON PALMER II ASSOCIATES LIMITED PARTNERSHIP ("Landlord") and TRI-COM COMPUTER SERVICES INC. ("Tenant") is hereby agreed to as follows:

        Provided Tenant is not in default under any of the terms of this Lease and subject to any similar options previously in existence granted to other tenants, Tenant is hereby given the RIGHT OF FIRST OFFER for the immediately adjacent area of approximately 6,170 square feet of contiguous space. Tenant shall have fifteen (15) days from receipt of written notice from Landlord that said space is being seriously considered by another company to execute a lease amendment agreement that will commence within 60 days thereof and will be coterminous with this Lease Agreement.

                                 LANDLORD:
                                 Hanson Palmer II Associates Limited Partnership a Maryland limited partnership
                                 By:    Robert G. Depew and Associates, Inc.
                                        Managing General Partner

WITNESS:                         By:
                                     -------------------------------------------
                                     Robert G. Depew, President

                                 TENANT:

WITNESSES:                       TRI-COM COMPUTERS SERVICES, INC.

                                 By:
---------------------                ---------------------------
                                     President

                                 By:
---------------------                ---------------------------
                                     Secretary